PEAR TREE FUNDS

PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND

Ordinary Shares: QFFOX	Institutional Shares: QEMAX	R6 Shares: QFFRX

Supplement dated April 16, 2021

This Supplement amends the Prospectus and Statement of Additional Information of Pear Tree Funds, each dated August 3, 2020, as supplemented from time to time, and the Summary Prospectus for Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”) dated August 3, 2020, as supplemented from time to time as follows:

1.	Effective April 1, 2021, Axiom International Investors, LLC, the current investment sub-adviser to Emerging Markets Fund, has changed its name to “Axiom Investors, LLC.” There was no change in ownership, control, address, taxpayer identification number, or any other aspects of that firm as a result of the change in name.

2.	Effective April 1, 2021, Andrew Yoon, CFA replaces Christopher Lively as a portfolio manager of Emerging Markets Fund. Mr. Yoon is a portfolio manager at Axiom Investors, LLC and is a Co-Portfolio Manager for the Axiom Emerging Markets World Equity Strategy.

3.	The information in the Statement of Additional Information under “The Manager and the Sub-Advisers-Advisory Contracts-Portfolio Managers-Pear Tree Axiom Emerging Markets World Equity Fund” relating to Mr. Lively is deleted and replaced with the following (information is as of April 1, 2021):

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in 000s)
Andrew Yoon, CFA	Registered Investment Companies	4	$503.51	0	$0
	Other Pooled Investment Vehicles	5	$854.29	0	$0
	Other Accounts	4	$1,112.35	0	$0

*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

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Please keep this Supplement with your records.